Exhibit 4.1

MeiraGTx Holdings plc SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT AVAILABLE ONLINE AT www.computershare.com INCORPORATED UNDER THE COMPANIES LAW (2018 REVISION) OF THE CAYMAN ISLANDS CUSIP G59665 10 2 THIS CERTIFIES THAT IS THE RECORD HOLDER OF BY: FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, $ PAR VALUE PER SHARE, OF MeiraGTx Holdings plc COUNTERSIGNED AND transferable on the books of the Company in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar. COMPUTERSHARE Witness the facsimile signature of the Company’s duly authorized officer.TRUSTREGISTERED: Dated: COMPANY, AUTHORIZED AND N A . TRANSFER . CHIEF EXECUTIVE OFFICER SIGNATURE REGISTRAR AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	...…......… Custodian ............
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act.........................................
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Ordinary Shares represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated_____________________________________

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NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.